ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2014
ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1:-    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a.           General

Eltek Ltd. ("the Parent") was organized in Israel in 1970, and the Parent's shares have been publicly traded on the NASDAQ Capital Market since 1997. Eltek Ltd. and its subsidiaries (see below) are collectively referred to as "the Company".

The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards.  The principal markets of the Company are in Israel, Europe and North America.

The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries, and its business is subject to numerous risks. The major risks include, but are not limited to, (1) the impact of currency exchange rates (mainly NIS/US$ ), (2) the Company's success in implementing its sales and manufacturing plans, (3) the impact of competition from other companies, (4) the Company's ability to receive regulatory clearance or approval to market its products, (5)  changes in regulatory environment, (6) domestic and global economic conditions and industry conditions, and (7) compliance with environmental laws and regulations. Further, the Company's liquidity position, as well as its operating performance, may be negatively affected by other financial and business factors, many of which are beyond its control.

On August 19, 2013, the Parent entered into an agreement to issue and sell 3,532,655 of its ordinary shares, par value NIS 0.6 each, to Nistec Ltd. ("Nistec"), a private company organized under the laws of the State of Israel, for $ 4.2 million. Nistec is controlled by Yitzhak Nissan, who owns all of the shares of Nistec. Also, on August 19, 2013, Nistec purchased 1,589,440 of the Parent's ordinary shares from Merhav M.N.F. Ltd., a company owned by Mr. Yosef Maiman, which at the time held 24.1% of the Parent's outstanding ordinary shares. The total consideration paid by Nistec in the two transactions was $ 6.5 million, $ 2.3 directly to Merhav M.N.F Ltd. and $ 4.2 million to the Parent. Nistec financed a portion of those funds from a loan extended by Bank Leumi Le'Israel, and the shares that Nistec acquired constitute collateral for the loan.

As a result of these transactions, which closed on November 1, 2013, Nistec acquired 50.5% of the Parent's ordinary shares on a fully diluted basis, and Nistec gained control of the Parent.

Kubatronik Leiterplatten GmbH

In June 2002, the Parent established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of the acquisition of Kubatronik Leiterplatten GmbH ("Kubatronik").

On June 10, 2002, the Parent acquired 76% of the shares of Kubatronik for € 2.6 million ($ 2.4 million as of the date of acquisition). The acquisition resulted in the recognition of goodwill in the amount of € 1.1 million ($ 1 million as of the date of acquisition)  see Note 5.

The Parent subsequently incurred a goodwill impairment of approximately $ 1 million and the goodwill balance was nil as of December 31, 2014 and $75 as of December 31, 2013.

Pursuant to the Kubatronik acquisition agreement, the seller had until December 31, 2014, (at which time the period is automatically extended for additional consecutive two-year periods unless otherwise notified in writing by either party upon at least six months prior notice) the right to require the Parent to purchase ("Put Option"), and the Parent has the right to require the seller to sell to the Parent ("Call Option") the seller's remaining 24% interest in Kubatronik. In May 2012, the seller exercised his option with respect to 3% of his remaining shares of Kubatronik for approximately Euro 69 ($ 89) and reduced his share in Kubatronik from 24% to 21%. The exercise price for the seller's 21% interest in Kubatronik under the Put Option is Euro 483 ($ 587), and the exercise price for the seller's remaining holdings in Kubatronik under the Call Option is Euro 513 ($ 623). As of December 31, 2014 the option is presented at the maximum exercise price in the amount of $587 in the short term liabilities. Changes in fair value are recorded in the Consolidated Statement of Comprehensive income. See Note 15.

Eltek USA Inc.

In 2007, the Parent established a wholly-owned subsidiary, Eltek USA Inc. for the purpose of sales, promotion and marketing in the North American market. Eltek USA Inc. commenced operations in 2008.

Eltek Europe GmbH

In 2008, the Parent established a wholly-owned subsidiary, Eltek Europe GmbH for the purpose of sales, promotion and marketing to certain customers in Europe.  Eltek Europe GmbH commenced operations in 2009.

b.        Basis of presentation:

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The consolidated financial statements include the accounts of the Parent and its subsidiaries.

The Parent sells goods through its subsidiaries that function as distributors.

All intercompany transactions and balances were eliminated in consolidation.

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position.

c.         Functional and reporting currency:

The Parent's functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transaction.  Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

The Company's reporting currency is the U.S. dollar. Assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated into the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

d.        Translation of foreign entity operations:

The financial statements of foreign subsidiaries are translated into the Parent's functional currency as follows:

1.   Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.    Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

3.    The resulting exchange rate differences are classified as a separate item in shareholders' equity.

e.         Exchange rates and linkage bases:

1.    Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.    Details of the CPI and the representative exchange rates are as follows:

		Exchange rate	Exchange rate
	Israeli CPI	of one US dollar	of one Euro
	Points	NIS	NIS

December 31, 2014	219.80	3.889	4.7246
December 31, 2013	220.20	3.471	4.7819
December 31, 2012	219.80	3.733	4.9206

	%

December 31, 2014	(0.2)	12.2	(1.2)
December 31, 2013	1.8	(7.02)	(2.82)
December 31, 2012	1.6	(2.30)	(0.35)

f.         Use of estimates:

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, valuation of derivatives, deferred tax assets, inventory, goodwill, put/call options, income tax uncertainties and other contingencies.

g.        Cash and cash equivalents:

Cash and cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

h.         Trade accounts receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2014 is as follows:

	Year ended December 31,
	2014	2013	2012
	US Dollars in thousands

Opening balance	82	95	93
Additions during the year	21	-	1
Write off of allowance	(32)	(9)	-
Foreign currency translation adjustments	(9)	(4)	1

Closing balance	62	82	95

i.          Inventories:

Inventories are recorded at the lower of cost or market value. Cost is determined on the weighted average basis for raw materials. For work in progress and finished goods, the cost is determined pursuant to calculation of accumulated actual direct and indirect costs.

j.          Assets held for employees' severance payments:

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

k.         Fixed assets:

Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception. Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Long-lived assets, such as property, plant, and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

l.          intangible assets:

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method.

The Parent acquired software technology which will be amortized during 2015.

Intangible assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful life of 10 years.

m.       Goodwill:

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. In September 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-08, Testing Goodwill for Impairment, which provides an entity the option to perform a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step goodwill impairment test. If this is the case, the two-step goodwill impairment test is required. If it is more-likely-than-not that the fair value of a reporting unit is greater than its carrying amount, the two-step goodwill impairment test is not required. The Company adopted this guidance in 2011.

If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying amount, step two does not need to be performed.

The Company performs an annual impairment review of goodwill at the beginning of the following year, and when a triggering event occurs between annual impairment tests. Due to ongoing losses of Kubatronik, the Company recorded impairment losses of $80 in 2014 and $481 in 2012. See Note 5. For 2013, the Company performed a qualitative assessment of goodwill and determined that it is not more-likely-than-not that the fair values of its reporting units are less than the carrying amounts.  Accordingly, no impairment loss was recorded in 2013.

As of December 31, 2014, the Company had no goodwill balance. See Note 5.

      n.            Income taxes:

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  The Company recognizes the effect of income tax positions only if those positions are more-likely–than- not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

o.         Revenue recognition:

The Company recognizes revenue upon shipment of the product and after the customer takes ownership and assumes risk of loss, collection of the corresponding receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable.

p.        Earnings per ordinary share:

Diluted earnings per ordinary share calculation is similar to basic earnings per share except that the weighted average of ordinary shares outstanding is increased to include the number of additional ordinary shares that would have been outstanding if the outstanding options had been exercised, to the extent that these options had a diluted effect. The Company does not presently have such dilutive instruments.

q.         Derivative financial instruments:

The Company may utilize derivative financial instruments principally to manage its exposure resulting from fluctuations in foreign currency exchange rates. The Company holds put/call options with the minority shareholder of Kubatronik for the purchase/sale of the minority holding in Kubatronik (see Note 15).

Changes in fair value are recognized in the consolidated statements of comprehensive income as a financing item.

The fair value of derivative financial instruments is determined on the basis of their market values or the quotations of financial institutions. In the absence of a market value or financial institution quotation the fair value is determined on the basis of a valuation model.

r.         Concentration of credit risk:

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. Cash is deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

        s.          Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

t.         Commitments and contingencies:

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

u.         Fair value measurements:

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

  Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.
  Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
  Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

See Note 15.

v.         Recently issued accounting standards:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern for a period of one year after the date that the financial statements are issued. If such conditions or events exist, an entity should disclose that there is substantial doubt about the entity's ability to continue as a going concern for a period of one year after the date that the financial statements are issued. Disclosure should include the principal conditions or events that raise substantial doubt, management's evaluation of the significance of those conditions or events in relation to the entity's ability to meet its obligations, and management's plans that are intended to mitigate those conditions or events. ASU 2014-15 will be effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter.

In May 2014, the FASB  issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)", a comprehensive new revenue recognition standard that will supersede existing revenue guidance under US GAAP and IFRS ("ASU 2014-09"). ASU 2014-09's core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 204-09 is effective for annual periods beginning after December 15, 2016, including interim periods within that period. Early adoption is not permitted under US GAAP.